Exhibit 10.2

FIRST AMENDMENT TO

UNCOMMITTED CREDIT AGREEMENT

This FIRST AMENDMENT TO UNCOMMITTED CREDIT AGREEMENT (this “First Amendment”) dated as of December 18, 2014 is among EMPIRE RESOURCES, INC., a Delaware corporation (the “Company”), the undersigned Banks and COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as Agent (the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Company, the Banks, the Syndication Agent, the Agent, the Issuing Bank and the Lead Arranger are parties to the Uncommitted Credit Agreement dated as of June 19, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Company has requested an increase in the Revolving Loan Line Portions under the Credit Agreement to $90,000,000, and the parties hereto have agreed to such increase on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments.

The Credit Agreement is hereby amended, upon the occurrence of the Effective Date (as defined in Section 2 below), as follows:

(a) The definition of “Revolving Loan Line Portion” in Section 1.01 is amended by deleting the final sentence thereof and replacing it as follows:

“As of December 18, 2014, the aggregate amount of the Revolving Loan Line Portions is $90,000,000.”

(b) Section 8.10 is amended by deleting “$35,000,000” and replacing it with “$42,500,000”.

(c) Schedule A is amended and restated in its entirety as set forth on Annex I hereto.

SECTION 2. Effectiveness of Amendment.

This First Amendment shall become effective on the date (the “Effective Date”) on which the Agent shall have received:

(a) this First Amendment duly executed by each of the Company, the Agent and the Banks, and duly acknowledged by the Guarantor;

(b) for the account of each Bank requesting the same, a Note of the Company conforming to the requirements of the Credit Agreement, and reflecting the Revolving Loan Line Portion of such Bank after giving effect to this First Amendment, executed by a duly authorized officer of the Company, provided, that such Bank shall return to the Company (as soon as practicable) its Note being replaced, marked “Cancelled”;

(c) from each Increasing Bank, the amounts required to be paid by such Increasing Bank pursuant to Section 3 below;

(d) with a counterpart for each Bank, certified copies of the charter and by laws (or equivalent documents) of the Company, and of all corporate authority for the Company (including board of director resolutions, evidence of the incumbency of officers and signature specimens of officers) with respect to the execution, delivery and performance of this First Amendment and each other document to be delivered by the Company from time to time in connection herewith, each dated as of the Effective Date with appropriate insertions and attachments, reasonably satisfactory in form and substance to the Agent;

(e) with a copy for each Bank, evidence of the existence, good standing and authority to transact business for the Company (i) from the Secretary of State of New Jersey and (ii) from the Secretary of State of each other jurisdiction in which the failure of the Company to be in good standing or to have the authority to transact business would result in a Material Adverse Effect;

(f) with a counterpart for each Bank, an executed opinion addressed to the Agent and each of the Banks and dated the Effective Date and covering such matters incident to the transactions contemplated by this First Amendment as the Agent and the Increasing Banks may reasonably require;

(g) payment from the Company, in immediately available funds, of any fees and other amounts (including, without limitation, pursuant to Section 11.03 of the Credit Agreement) payable by the Company in connection with the increase hereunder of the Revolving Loan Line Portions; and

(h) a certificate of an authorized officer of the Company as to the matters set forth in Section 6.02 of the Credit Agreement.

SECTION 3. Reallocation.

(a) Any Bank, the Revolving Loan Line Portion of which is increased pursuant to this First Amendment (each, an “Increasing Bank”), shall pay to the Agent on the Effective Date, in immediately available funds, an amount equal to the amount, if any, by which such Increasing Bank’s Revolving Loan Line Portion Percentage (determined after giving effect to the adjustment of the Revolving Loan Line Portions pursuant to Annex I hereto, including the increase of such Increasing Bank’s Revolving Loan Line Portion) of the aggregate principal amount of the Revolving Loans and funded participation interests in Reimbursement Obligations to be outstanding immediately upon the Effective Date exceeds the aggregate principal amount of Revolving Loans and funded participation interests in Reimbursement Obligations owing to such Increasing Bank immediately prior to the Effective Date. Such amount paid by any such Increasing Bank shall be deemed the purchase price for the acquisition by such Increasing Bank of such additional amount of Revolving Loans and funded participation interests in Reimbursement Obligations from Banks whose Revolving Loan Line Portions are not increased under this First Amendment (“Non Increasing Banks”) and, if applicable, other Banks. The Agent shall distribute such amounts as received from the Increasing Banks as may be necessary so that the Revolving Loans and funded participation interests in Reimbursement Obligations are held by the Increasing Banks and Non Increasing Banks in accordance with their respective Revolving Loan Line Portion Percentages (determined after giving effect to the adjustment of Revolving Loan Line Portion Percentages pursuant to Annex I hereto).

(b) Each Increasing Bank and Non Increasing Bank (each, a “Selling Bank”) which receives a payment in connection with clause (a) above shall be deemed to have sold and assigned, without recourse to such Selling Bank, to the applicable Increasing Banks (each, a “Purchasing Bank”), and such Purchasing Banks shall be deemed to have purchased and assumed without recourse to the Selling Banks, Revolving Loans and funded participation interests in Reimbursement Obligations in amounts such that after giving effect thereto each Bank shall hold Revolving Loans and funded participation interests in Reimbursement Obligations in accordance with its Revolving Loan Line Portion Percentage (determined after giving effect to the adjustment of Revolving Loan Line Portions pursuant to Annex I hereto).

SECTION 4. Effect of Amendment; Ratification; Representations; etc.

(a) On and after the Effective Date, this First Amendment shall be a part of the Credit Agreement, all references to the Credit Agreement in the Credit Agreement and the other Basic Documents shall be deemed to refer to the Credit Agreement as amended by this First Amendment, and the term “this Agreement”, and the words “hereof”, “herein”, “hereunder” and words of similar import, as used in the Credit Agreement, shall mean the Credit Agreement as amended hereby.

(b) Except as expressly set forth herein, this First Amendment shall not constitute an amendment, waiver or consent with respect to any provision of the Credit Agreement and the Credit Agreement is hereby ratified, approved and confirmed in all respects and remains in full force and effect.

(c) In order to induce the Agent and the Banks to enter into this First Amendment, each Company represents and warrants to the Agent and the Banks that before and after giving effect to the execution and delivery of this First Amendment:

(i) the representations and warranties of such Company set forth in the Credit Agreement and in the other Basic Documents are true and correct in all material respects as if made on and as of the date hereof, except for those representations and warranties that by their terms were made as of a specified date which were true and correct on and as of such date; and

(ii) no Default or Event of Default has occurred and is continuing.

SECTION 5. Counterparts.

This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts (including by facsimile or email transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same agreement. A set of the copies of this First Amendment signed by all the parties shall be lodged with the Company and the Agent.

SECTION 6. Severability.

Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7. GOVERNING LAW.

THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. WAIVERS OF JURY TRIAL.

EACH OF THE COMPANY, THE AGENT AND THE BANKS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS FIRST AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

EMPIRE RESOURCES, INC.

By: /s/ Sandra Kahn

Name: Sandra Kahn

Title: Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., “RABOBANK
NEDERLAND”, NEW YORK BRANCH, as
Agent and as a Non Increasing Bank

By: /s/ Xander Willemsen

Name: Xander Willemsen

Title: Executive Director

By: /s/ Sabrina Vasconcelos

Name: Sabrina Vasconcelos

Title: Vice President

BNP PARIBAS, as an Increasing Bank

By: /s/ Karlien Zumpolle
Name: Karlien Zumpolle

Title: Vice President

By: /s/ Bradley Dingwall
Name: Bradley Dingwall

Title: Director

SOCIÉTÉ GÉNÉRALE S.A., as an Increasing Bank

By: /s/ Barbara Paulsen
Name: Barbara Paulsen

Title: Managing Director

By: _________________________
Name:

Title:

ACKNOWLEDGED AND AGREED:

EMPIRE RESOURCES PACIFIC, LTD.

By: /s/ Sandra Kahn

Name: Sandra R. Kahn

Title: Vice President

Annex I to First Amendment

to Uncommitted Credit Agreement

SCHEDULE A

TO

EMPIRE RESOURCES, INC.

CREDIT AGREEMENT

Revolving Loan Line Portions

Banks	Revolving Loan Line Portion	Revolving Loan Line Portion Percentage
Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch	$35,000,000	38.8889%
BNP Paribas	$31,000,000	34.4444%
Société Générale S.A.	$24,000,000	26.6667%
Total	$90,000,000	100.0000%